SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest Event Reported):  October 25, 1999
                                                   ------------------

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      333-39127               13-5674085
 ---------------------------           ------------          ----------------
(State or Other Jurisdiction           (Commission           (I.R.S. Employer
     of Incorporation)                 File Number)          Identification No.)

         250 Vesey Street
  World Financial Center, North Tower
        New York, New York                            10281
-----------------------------------                 ----------
      (Address of Principal                         (Zip Code)
        Executive Offices)

Registrant's telephone number, including area code: (212) 449-1000
                                                    --------------

                     Not Applicable
-------------------------------------------------------------
(Former name or former address, if changed since last report)

Item 7.   Financial Statements, Pro Forma Financial

          Information and Exhibits.

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits:

               19.1 Servicing  Certificate  for the  Providian  Home Equity Loan
                    Asset Backed Certificates, Series 1999-PNB1 (the "Certificates"), for the October 1999 distribution to holders of the Certificates.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          MERRILL LYNCH MORTGAGE INVESTORS, INC.



                                          By: /s/ Peter Cerewin
                                              --------------------
                                        Name: Peter Cerwin
                                       Title: Vice President


Dated: October 25, 1999


                                  EXHIBIT INDEX

Exhibit No.                                                                 Page

19.1                Servicing Certificate for the Providian Home Equity       5
                    Loan Asset Backed Certificates, Series 1999-PNB1
                    (the "Certificates"), for the October 1999 distribution to holders of the Certificates.